UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




      Date of report (Date of earliest event reported):  July 19, 2001




                         LASALLE HOTEL PROPERTIES
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




   Maryland                    1-14045                   36-4219376
---------------         -----------------------       --------------------
(State or other         (Commission File Number)      (IRS Employer
jurisdiction of                                       Identification No.)
incorporation
or organization)




   4800 Montgomery Lane, Suite M25,
   Bethesda, MD                                               20814
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code:  301/941-1500




                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)










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


ITEM 9.  REGULATION FD DISCLOSURE

      LaSalle Hotel Properties (NYSE: LHO) will announce its Second Quarter 2001 earnings after the close of the stock market on Wednesday, July 25, 2001.

      LaSalle Hotel Properties will conduct its quarterly conference call to discuss the Company's results for the second quarter 2001 and its outlook for the remainder of 2001.

      The conference call will take place on Thursday, July 26, 2001 at 9:00 a.m. Eastern Time (ET).

      To participate in the conference call, please take the following steps:

      1. Reserve a line for the conference call with Susan Wojciechowski by Wednesday, July 25 by calling +1 301 941 1504.

      2. On Thursday, July 26, dial +1 719 457 2692 approximately ten minutes before the call begins (8:50 a.m. ET).

      3. Tell the operator that you are calling for LaSalle Hotel Properties' Second Quarter 2001 Earnings Conference Call.

      4. State your full name and company affiliation and you will be connected to the call.

      Additionally, replays of the conference call will be available by telephone from 4:00 p.m. ET, Thursday, July 26 until 12:00 midnight ET, Monday, July 30. To access the recording, dial +1 719 457 0820 and request reservation number 524241.




      NOTE: The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. This is not an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.




























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


                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 19, 2001          LASALLE HOTEL PROPERTIES



                              By:   /s/ HANS S. WEGER
                                    -----------------------------------
                                    Hans S. Weger
                                    Executive Vice President, Treasurer
                                    and Chief Financial Officer



















































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